Exhibit 10.11

TRADUCCIÓN PÚBLICA

SWORN TRANSLATION

[All odd pages carry five illegible signatures.]

NINTH AGREEMENT FOR THE IMPLEMENTATION OF

AMENDMENTS

TO THE CORPORATE SERVICES MASTER AGREEMENT

Agreement made in the Autonomous City of Buenos Aires on the 5th day of May of 2017 by and between:

(i) CRESUD S.A.C.I.F. y A., domiciled at Moreno 877, Piso 23 in the Autonomous City of Buenos Aires, represented hereat by the undersigned attorneys-in-fact (hereinafter “CRESUD”) as party of the one part;

(ii) IRSA Propiedades Comerciales S.A., domiciled at Moreno 877, Piso 22 in the Autonomous City of Buenos Aires, represented hereat by the undersigned attorneys-in-fact (hereinafter “IRSAPC”), as party of the second part, and

(iii) IRSA Inversiones y Representaciones Sociedad Anónima, domiciled at Bolívar 108, Piso 1º in the Autonomous City of Buenos Aires and having established domicile for purposes hereof at Moreno 877, Piso 22 in the Autonomous City of Buenos Aires, represented hereat by the undersigned attorneys-in-fact, as party of the third part (hereinafter “IRSA” and collectively with CRESUD and IRSAPC designated as “THE PARTIES”).

WHEREAS:

(i) On June 30, 2004 THE PARTIES executed a Master Agreement for the Exchange of Corporate Services (hereinafter “the Master Agreement”);

(ii) On August 23, 2007 THE PARTIES executed the First Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “First Agreement”), whereby certain amendments were introduced to the Areas of Exchange of Corporate Services and the Cost Distribution Bases, and new Individually Responsible Persons were appointed;

(iii) On August 14, 2008 and November 27, 2009, THE PARTIES executed the Second Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Second Agreement”) and the Third Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Third Agreement”), respectively, whereby new amendments were introduced to the Areas of Exchange of Corporate Services and the Cost Distribution Bases;

(iv) On March 12, 2010, THE PARTIES executed an Addendum to the Master Agreement for the Exchange of Corporate Services (hereinafter the “Addendum”) whereby THE PARTIES agree to unify in CRESUD the services of the Areas of Exchange of Corporate Services, to the effect of which the employment agreements of most of the employees of such areas were transferred and the procedure to allocate the costs of potential labor expenses arising from retirement of employees was established;

(v) On July 11, 2011, THE PARTIES executed the Fourth Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Fourth Agreement”), on October 15, 2012, THE PARTIES executed the Fifth Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Fifth Agreement”), on November 12, 2013, THE PARTIES executed the Sixth Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Sixth Agreement”) and on February 18, 2015, THE PARTIES executed the Seventh Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Seventh Agreement” and together with the First Agreement, the Second Agreement, the Third Agreement, the Fourth Agreement, the Fifth Agreement and the Sixth Agreement, the “Agreements”), whereby new amendments were introduced to the Areas of Exchange of Corporate Services and the Cost Distribution Bases;

(vi) Pursuant to the structuring process of a new organizational model of division of areas by business, an agreement was reached to transfer to IRSA and/or IRSAPC the employment agreements of those employees who render services related to the Technical, Infrastructure and Services, Purchases, Architecture and Design and Works Development Area, Real Estate Business Management, Real Estate Business Human Resources, Safety and Real Estate Areas, all of them related to the real estate business. On February 24, 2014 THE PARTIES executed a Second Addendum to the Master Agreement for the Exchange of Corporate Services (hereinafter the “Second Addendum”) whereby the mechanisms to be used for the allocation of the costs of potential labor expenses that such process would involve were established.

(vii) On November 12, 2015, THE PARTIES executed the Eighth Agreement for the Implementation of Amendments to the Corporate Services Master Agreement (hereinafter the “Eighth Agreement”)

(viii) THE PARTIES have been performing the Master Agreement based on an Implementation Manual originally drafted by Deloitte & Co. S.R.L., (hereinafter “Deloitte”), updated in due time and attached in a copy version hereto as an Exhibit;

(ix) In accordance with the recommendations made by Deloitte on its semi-annual reports, new operational changes have been implemented in the Areas of Exchange of Corporate Services and the Cost Distribution Bases starting in July 2015, which THE PARTIES wish to acknowledge in writing;

(x) THE PARTIES have disclosed the content of the NINTH AGREEMENT FOR THE IMPLEMENTATION OF AMENDMENTS TO THE CORPORATE SERVICES MASTER AGREEMENT (hereinafter the “Ninth Agreement”) to their respective Audit Committees; and

(xi) The Boards of Directors of IRSAPC, CRESUD and IRSA approved the Ninth Agreement at their respective meetings held on May 5, 2017;

NOW IN CONSIDERATION OF THE FOREGOING, THE PARTIES hereby agree to execute this Ninth Agreement subject to the following terms and conditions:

ONE: THE PARTIES ratify that the Areas (as defined in the Master Agreement) and the calculation method applicable to the Exchange of Operational Services (also as defined in the Master Agreement) have been changed as from the dates listed below, amending therefore Exhibits I and II, as amended by the Agreements, to the Master Agreement as per the following detail:

(i) Starting in January 2016 and in connection with the Administration and Control Area, a decision was made to (a) rename the area to Compliance, (b) incorporate the Information Security Sector, and (c) exclude the Budget and Global Management Control Sector. Starting in July 2016, a decision was made to exclude: (a) the Tax Area, and (b) the Accounting and Reporting Area, which called for reflecting these changes in Exhibit I and Exhibit II in a manner such that starting on that date, the area would be made up in the manner detailed in the new Exhibit I and Exhibit II.

(ii) Starting in July 2016, the Contracts Area renamed the area to Legal Affairs — Corporate. As a consequence, Exhibit I and Exhibit II were modified to reflect these changes.

(iii) Starting in July 2015 and in connection with the Shared Services Center Area (hereinafter, CSC as per the initials in Spanish) there were two incorporations as follows: (a) the Data Management Sector, and (b) the Services Control Sector. Starting in January 2016, a decision was made to exclude the Information Security Sector which had then become a part of the Compliance area. There were two other incorporations starting in July 2016: (a) the Shared Services Area’s own Tax Sector and (b) the Applications and Systems Area. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from those dates, the areas would be as described in the new Exhibit I and Exhibit II.

(iv) Starting in January 2016 and in connection with the Planning area, a decision was made to incorporate the Budget and Global Management Control Sector and in turn to rename it to Budget and Corporate Management Control. There was another incorporation starting in July 2016: the Strategic Analysis Area. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from that date, the area should be as described in the new Exhibit I and Exhibit II.

(v) Starting in January 2016 and in connection with the Environment and Quality Sector, a decision was made to rename the area to Proceedings and Permits. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from that date, the area should be as described in the new Exhibit I and Exhibit II.

(vi) Starting in January 2016, a decision was made to incorporate the Corporate Environment Area amongst the Exchange Areas. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from that date, the area should be as described in the new Exhibit I and Exhibit II.

(vii) Starting in July 2015, a decision was made to incorporate the Rentals — Buildings area amongst the Exchange Areas. A decision was made to exclude the Credit Risk

Area which used to be a part of the Real Estate Business Management as from January 2016. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from those dates, the area should be as described in the new Exhibit I and Exhibit II.

(viii) Starting in July 2016, a decision was made to incorporate (a) the Corporate Taxes Sector and (b) the Corporate Accounting and Reporting Sector amongst the Exchange Areas. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from that date, the area should be as described in the new Exhibit I and Exhibit II.

(ix) Starting in July 2016, a decision was made to incorporate the Attorneys-in-Fact Sector amongst the Exchange Areas. As a consequence, Exhibit I and Exhibit II were modified in a manner such that as from that date, the area should be as described in the new Exhibit I and Exhibit II.

In consideration of the foregoing, the PARTIES hereby put on record that, subject to the clarifications detailed in the preceding clauses and for purposes of updating Exhibits I and II, they shall be read as hereto attached for the periods and as from the dates indicated.

TWO: THE PARTIES agree that the costs related to the employees acting in the new Areas included pursuant to this Ninth Agreement, shall be governed in accordance with the terms and conditions set forth in the Master Agreement, the Addendum and the Second Addendum.

THREE: THE PARTIES represent that all the sections of the Master Agreement, the Agreements, the Addendum and the Second Addendum that have not been amended pursuant to this Ninth Agreement continue to be fully in force.

In witness whereof, this Agreement is executed in three (3) copies of the same tenor and to a single effect in the place and on the date first written.

CRESUD S.A.C.I.F.y A.

[There appear two illegible signatures]

Attorneys-in-fact

IRSA Inversiones y Representaciones Sociedad Anónima

[Illegible signature] [Seal:] José Luis Rinaldini — Attorney-in-fact / [Illegible signature]

Attorneys-in-fact

IRSA Propiedades Comerciales S.A.

[There appear two illegible signatures]

Attorneys-in-fact

Exhibit I

Description of Corporate Services Exchange Areas

Human Resources

The Human Resources sector renders to THE PARTIES the service consisting in Human Resources Administration; Human Resources Management, and Organizational Culture Management. Within the main activities of the sector we may mention labor relationships, selection of managerial positions, leadership training and interpersonal skills, remunerations and benefits, internal communications, etc.

Finance

The Finance sector renders to THE PARTIES the service consisting in Investor Relations, Capital Markets, Financial Risk, Management of Financial Transactions, Financial Analysis.

Corporate Taxes

The Corporate Taxes sector renders to THE PARTIES the service consisting in planning and defining the companies’ fiscal policies.

Corporate Accounting and Reporting

The Corporate Accounting and Reporting sector renders to THE PARTIES the service consisting in consolidating the financial statements of IRSA Inversiones y Representaciones S.A. and in defining the companies’ accounting policies.

Planning

The Planning area is responsible for medium- and long-term planning, for aligning THE PARTIES’ objectives and individual goals, for coordinating THE PARTIES’ investment analysis, controlling corporate management, expenditure budgeting control and the Shared Services Center and for coordinating all the management information flowing through the businesses and submitted to the respective Boards of Directors.

Institutional Relations

The Institutional Relations sector renders to THE PARTIES the service consisting in the development and control of advertising, broadcasting actions, relations with the media, preparation of articles, brochures and related activities.

Compliance

The Compliance sector is responsible for THE PARTIES’ information security and SOX controls.

Shared Services Center

The Shared Services Center provides THE PARTIES with all the transactional and operational services associated to income and expense management, to the services inherent in managing human resources benefits and payroll processing, in commercial contract management, in errand running services and in general services. And it is equally responsible for managing, maintaining and providing support to systems, technology and processes and the companies’ tax calculation processes.

Insurance

The Insurance sector is in charge of managing THE PARTIES’ assets’ coverage by negotiating, acquiring and monitoring insurance policies, dealing with claims in terms of coverage, collection, etc.

Safety

The Safety sector renders to THE PARTIES the surveillance service.

Legal Affairs - Corporate

The Legal Affairs - Corporate sector renders to THE PARTIES the service consisting in aid to the preparation, analysis and response to legal briefs, agreements, official letters, etc.

Technical, Infrastructure and Services, Architecture and Design, and Works Development

The Technical, Infrastructure and Services, Architecture and Design, and Works Development sector renders to THE PARTIES the services consisting in operational coordination of the following sectors: Architecture and Design; Works Development; and Technical, Infrastructure and Services.

Purchases and Hirings

The Purchases and Hirings sector bears the responsibility of procuring the most appropriate goods and/or services for the purpose for which they will be used. Quality, costs and terms of delivery are essential when taking the decision to hire. In addition, this sector deals with the necessary means to obtain appropriate funding of the purchases from suppliers.

Proceedings and Permits

The Proceedings and Permits sector renders to IRSA and IRSA PC the service consisting in management of national and municipal permits and licenses before the controlling entities.

Corporate Environment

The Corporate Environment Sector assesses the environmental impact of projects and activities in order to define preventive and corrective actions. This sector seeks to minimize potential impacts, following the working methodology set forth in an Environmental Management System. This area also manages the environmental records that are required by operation of law.

Real Estate

The Real Estate sector renders to IRSA and IRSA PC the services consisting in sales and acquisitions of real estate.

Governmental Affairs

The Governmental Affairs sector takes part in the businesses arising from governmental grants (exploitation concessions and private initiatives).

Hotels

The Hotels sector renders to IRSA the services consisting in the integration of the different areas of hotels along with their business relations. It carries out activities to optimize and control hotels’ management and organization.

Board of Directors to be Distributed

The Board of Directors to be Distributed sector includes the employees performing activities of support and assistance to the Parties’ Board of Directors.

Real Estate Business Board of Directors to be Distributed

The Real Estate Business Board of Directors to be Distributed sector includes the employees performing activities of support and assistance to the Board of Directors of IRSA and IRSAPC.

Attorneys-in-Fact

The Attorneys-in-Fact sector groups the employees who perform activities consisting in representing THE PARTIES before different governmental agencies.

General Management Department to be Distributed

The General Management Department to be Distributed sector includes employees performing activities of support and assistance to the Parties’ General Management Departments.

Board of Directors’ Safety

The Board of Directors’ Safety sector renders to the Parties the service consisting in comprehensive safety for the main officers acting in their Board of Directors.

Audit Committee

The Audit Committee sector includes the employees performing tasks of support and assistance to THE PARTIES’ Audit Committees.

Real Estate Business Management

The Real Estate Business Management sector renders the following services to IRSA and IRSAPC: budget and management control, accounting and reporting, analysis of new businesses, IT support to shopping centers, marketing and leadership agreements for the business legal aspects.

Rentals - Buildings

The Rentals - Buildings area renders to IRSA and IRSAPC services consisting in the real estate business’ commercial office and parking management activities.

Real Estate Business HHRR

The Real Estate Business HHRR sector renders to IRSA and IRSAPC the service consisting in Human Resource Administration; Human Resource Management; Workplace Safety, Hygiene and Environment; Organizational Culture Management and Project Management. The main sector activities include, among others: personnel management, recruitment and training, compensation and benefits, internal communication, etc.

Fraud Prevention

The Fraud Prevention sector renders to THE PARTIES corporate Fraud Prevention services.

Internal Audit

The Internal Audit sector renders to THE PARTIES internal audit services.

Exhibit II

Cost Distribution Bases

Corporate Departments	Department	Division / Subdivision	Distribution Method
Human Resources	Human Resources Management		By headcount (non-corporate personnel) and weighting the percentages of other areas (corporate personnel).

Culture Management

Administration and Labor Relations

Finance	Finance Department		The percentages of all the sectors making up the area are weighted.

Capital Markets

Capital Markets: Amount of financial transactions conducted in the period weighted at 70% and the remaining 30% corresponds to updates of offering memoranda and “horizontal” works (20F, annual reports, Press Release, etc.)

Relations with Investors

Investors Relations: Number of business highlights during the semester, number of earnings releases, number of meetings with investors (current or potential) to discuss the companies’ business and strategy, number of active coverages, number of earnings release conferences, the complexity of the website of each company, number of material events published in the Argentine Securities Commission and the US Securities and Exchange Commission, and number of Roadshows (Deal or Non-Deal). All items involved are weighted in equal parts.

	Financial Risk		Financial Risk: Time invested in the duties performed.

Financial Administration

Financial Administration: Total assets weighted at 40% and total liabilities weighted at 60%. The resulting percentage shall be weighted at 80% over the total. The remaining 20% will correspond to the percentage that each company consummates over the total inquiries for special transactions.

Corporate Departments	Department	Division / Subdivision	Distribution Method
Corporate Tax			Salaries are weighted by position and by tasks performed (by company and in equal parts)

Corporate Accounting and Reporting			Tasks performed and time invested in each.

Planning	Planning Department		Each one of the sectors making up the area is weighted.

	Corporate Budget and Management Control		Overhead expenses for the previous half year are pro-rated.

	Strategic Analysis		Tasks performed and the time spent in each.

Institutional Relations			Tasks performed and the time spent in each.

Compliance	Compliance Department		Each one of the sectors making up the Area is weighted.

	Information security		Time spent in each task is weighted

	SOX Regulation		Distribution of key control% per front / company

Shared Services Center (CSC)	CSC Department

The percentage corresponding to each sector falling within the scope of the CSC area is weighted on the basis of the impact exerted by the relevant sector’s projected salaries on the total salaries of the CSC.

	Revenues Administration		Number of Revenue Transactions performed for each Company + Direct Allocation of Resources

	Expenses Administration		Number of Expense Transactions performed for each Company + Direct Allocation of Resources

	Customer Administration		Direct Allocation of Resources

	Collections Administration		Direct Allocation of Resources

	Treasury Administration		Number of Treasury Transactions performed by each Company.

	Own Account Administration		Number of Transactions performed by each Company.

	Technology		Weighting of time spent in each task (related to the services).

	IT Services		Number of CASTI incidents processed for each Company.

	Master Data		Number of Transactions processed by each Company.

	Maintenance Systems		Hours devoted to each task.

	Project Systems		Hours devoted to each task.

	Commercial Transactions		Hours devoted to each task.

Corporate Departments	Department	Division / Subdivision	Distribution Method
	Data Management		Hours devoted to each task.

	Process Quality		Weighting of time spent in each task.

	CSC Human Resources		50% weighting of% of CSC sectors; 50% weighting of Corporate sectors.

	Errand Running Service		Number of errands run.

	Back office		Hours spent in each task.

	General Services		Hours spent in each task.

	Administrative operations		The percentage of each sector served is weighted.

	Services Control		Number of documents controlled by company

	IT Department		The percentage of each sector served is weighted

	CSC Taxes		Salaries are weighted by position and by tasks performed (by company and in equal parts)

Real Estate Business Management	Real Estate Business Department		Each of the Departments comprising the Area is weighted. It does not render services to Cresud.

	Real Estate Business Analysis		Hours devoted to reviewed projects as applicable to IRSA PC or IRSA.

	Real Estate Legal Affairs		Weighting of hours and salaries.

	Real Estate Budget and Management Control		Actual revenues per company.

	Real Estate Business Accounting and Reporting		Number of Real Estate Business accounting vouchers.

	Real Estate Business IT Services		100% IRSA PC

Real Estate Business Board of Directors to be Distributed			Proportional between IRSA and IRSAPC. Excludes Cresud.

Rentals - Buildings			Budgeted revenues per business unit per company

Real Estate Business HHRR			By payroll

Insurance			Based on the amount of premiums under the annual insurance program.

Safety			Per hour

Legal Affairs - Corporate			Number of minutes analyzed.

Corporate Departments	Department	Division / Subdivision	Distribution Method
Corporate Environment and Quality			Tasks performed and time devoted to them.

Technical, Infrastructure and Services, Architecture and Design, and Works Development

Technical, Infrastructure and Services

(IRSAPC — IRSA: Weighted average from the Departments reporting to it less the percentage allocated to CRESUD. CRESUD: a percentage is calculated based on the hours spent in the tasks performed/planned)

		Technical, Infrastructure and Services Department	An average is calculated of the departments reporting to it

		Planning and Control	By allocation of resources

		Logistics	Weighted between directly assigned personnel and centralized personnel distributed per square meter of the real property (IRSA and IRSAPC) and time spent in tasks (CRESUD).

		Distributed Operations	Square meters of real property held, operated and to which maintenance services are provided (IRSA and IRSAPC) and time spent in tasks (CRESUD).

		Architecture	IRSA/IRSAPC: Personnel distributed per surface area and number of stores.

		Third parties’ services	Distribution of resource allocation.

		Traveling Personnel	Maintenance hours (IRSA and IRSAPC) and time spent in tasks (CRESUD).
		Engineering and Maintenance	Square meters of real property held, to which maintenance, engineering and other services are provided (IRSA and IRSAPC) and time spent in tasks (CRESUD).

	Works Development		Tasks performed and time spent in each.

	Architecture and Design		Completed projects.

	Buildings Personnel To be distributed		By number of buildings in each company.

Purchases and Hirings			Purchase orders through a weighting of their volume and amount.

Proceedings and Permits			Tasks performed and time spent in each

Real Estate			By total book value of the properties in each company.

Governmental Affairs			Weighting of allocated projects.

Hotels			100% IRSA.

Internal Audit			Times estimated/forecast in the annual plan.

Fraud Prevention			Proportional among the three companies

Board of Directors to be Distributed			Proportional among the three companies

Attorneys-in-fact			Proportional among the three companies

Audit Committee			Weighting of tasks performed.

General Management Department to be Distributed			Proportional among the three companies

Board of Directors’ Safety			Proportional among the three companies

THIS DOCUMENT IS A TRUE AND ACCURATE TRANSLATION into English of the original document in Spanish I have had before me in Buenos Aires, on this 24th day of May, 2017.

[For authentication purposes only:]

ES TRADUCCIÓN FIEL al inglés del documento original adjunto redactado en español que he tenido ante mí y al cual me remito en Buenos Aires, a los 24 días de mayo de 2017.